Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007 Citigroup Financial Services Conference Kevin Kabat, President EXHIBIT 99.1

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Agenda
Strategic focus
Growth opportunities
—
De novos
—
Business banking
—
Middle market
—
Credit cards
Enhancing the customer experience
—
Sales management
—
Customer service and satisfaction
Summary

Employee
Engagement
Customer
Experience
Banking
Fifth Third
Bank
Processing
Investments
Operational
Excellence

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Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Strategic focus: 2007–2009
1.
Deliver growth company performance
2.
Enhance the customer experience
3.
Increase employee engagement
4.
Institutionalize enterprise operational excellence

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Growth opportunities
Retail bank
•
De novo – accelerate new branch openings
•
Small business banking – leverage existing distribution
channels
Commercial bank
•
Middle market expansion – expand products, services, and
sales
•
Healthcare – enhance product offerings, specialized channel
•
Commercial new/underserved markets – targeted markets for
deployment of additional bankers and teams
Fifth Third Processing Solutions
•
Credit card – increase cardholder acquisition

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
De novos: value creation
Core competency:
—
Market segmentation analysis and predictive modeling
techniques have allowed for repeatable success over the
last three years
De novos versus acquisitions:
—
Estimated industry IRRs*:
–
acquisitions = 12-15%
–
de novos = 18-20%
—
FITB:
–
de novos = 20%+ (expected branch IRR depends on
market/location)
* Source: Citigroup.

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
2005–2006 de novo growth performance
(full-service branches)
Source: SNL. Branches opened between 6/04 and 6/05 for markets in which Fifth Third built de novo branches; full service locations only (excludes
BankMarts/in-store branches); excludes competitor branches that shrank; excludes locations with first year deposits >$30mm (i.e., relos); excludes all headquarter locations; commercial banks only.
Top 10 banks by average deposit growth per new branch,
within markets where Fifth Third opened branches between 6/04 and 6/05
Holding Company
6/06 Total
Deposits
6/05 Total
Deposits
Number of
Branches
Avg. Branch
Deposit
Growth
05-06 Rank
Fifth Third Bancorp 828,740              354,198            58               8,182                  1
Regions Financial Corp. 72,575                23,545              6                8,172                  2
Metropolitan Bank Group Inc. 101,986              50,479              7                7,358                  3
Bank of America Corp. 219,320              97,071              17               7,191                  4
National City Corp. 262,078              123,200            22               6,313                  5
JPMorgan Chase & Co. 630,609              278,316            56               6,291                  6
Flagstar Bancorp Inc. 194,667              114,743            13               6,148                  7
LaSalle Bank Corporation 85,118                36,199              8                6,115                  8
KeyCorp 97,603                29,502              12               5,675                  9
Sky Financial Group Inc. 62,344                23,657              8                4,836                  10

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Fifth Third critical mass curve, 2006
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0%
Fifth Third locations as % of MSA bank locations
Critical Mass Threshold = 12% Evansville
Cincinnati
Kalamazoo
Dayton
Toledo
Gr Rapids
Lexington
Ft Myers
Naples
Louisville
Columbus
Chicago        Detroit
Tampa          Orlando
SE Florida     St Louis
Pittsburgh
Performance threshold: achieving critical mass
Source: SNL. Commercial banks only, excludes headquarters locations.
Markets where 5/3
does not have
critical mass
Relationship: location share to deposit share
5/3
rd
consistently generates more than fair share of deposits where location share > 12%

CBH
BBT
FITB
KEY
WB
C
WFC
NCC
STI
PNC
JPM
RF
WM
CMA
BAC
USB
UB

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Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
15.4%
10.1%
7.5%
7.4%
6.2%
5.8%
5.5%
5.4%
4.9%
4.3%
2.9%
2.3%
0.6%
-0.7%
-1.4%
-2.0%
-5.2%
Deposit gathering: overall success
June 2005 to June 2006 (FDIC data)
Additionally:
20 of 21* Fifth Third affiliate banks grew deposits (all 21 excluding >$1B branches)
17 of 21* affiliates grew deposit market share (18 of 21 excluding >$1B branches)
Source: SNL Financial; FBR report, October 25, 2006.
* 19 affiliates plus Pittsburgh and St. Louis.
#3 among large cap banks

Fifth Third Bank

Business Customers (000's)

Accounts (000's)

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Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Business banking: focus on the customer
Business banking customers
0
50
100
150
200
250
300
350
2006 2009
unassigned to banker
assigned to banker
Business banking accounts
0
200
400
600
800
1000
1200
2006 2009
Assigning 80%
of existing
customers…
…could
represent a
60% increase
in accounts
Deploy more bankers
Introduce new products
Strengthen and standardize processes

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Middle market: full-service orientation
5/3 Middle Market
Share
9%
13%
16%
6%
6%
6%
2006 2009 2012
lending only
full-service
Affiliate
$10mm to
$100mm
$100mm to
$250mm
$250mm to
$500mm Total
Chicago 5,085 405 148 5,638
Eastern Michigan 2,164 187 60 2,411
South Florida 1,662 110 35 1,807
Northeastern Ohio 1,532 98 33 1,663
Western Michigan 1,234 74 30 1,338
Central Indiana 1,167 84 39 1,290
Tampa 867 59 27 953
St. Louis 834 76 36 946
Pittsburgh 796 66 22 884
Cincinnati 754 48 28 830
Central Florida 690 47 21 758
Central Ohio 659 59 25 743
Louisville 617 49 24 690
Tennessee 559 54 21 634
Western Ohio 500 30 15 545
Northwestern Ohio 434 34 10 478
Southern Indiana 319 27 11 357
Northern Michigan 329 20 5 354
Ohio Valley 239 24 5 268
Central Kentucky 210 20 5 235
Northern Kentucky 128 7 3 138
Total Footprint 20,779 1,578 603 22,960
Fifth Third total relationship market share  15%
# of Businesses with Sales of:
Convert
existing
accounts to
full service
while
increasing new
accounts
15%
22%
Product, sales, service
enhancements
Healthcare
specialty group
Underserved/
new markets
19%

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Credit cards: capturing our fair share
11th largest bank, 24th largest credit card issuer
We’ve underinvested in the credit card business relative to competitors
Significant opportunity in high risk adjusted return business
— Improve retail production by deploying sales technologies to enhance ease of sale
— Move from “ultra” conservative underwriting to “conservative” underwriting
(weighted average FICO from > 740 to > 720)
— Optimize profitability of existing portfolio through modest investments in marketing, analytics, and human capital
Goal: double assets, accounts, net income by 2009
Assets Accounts Net income
2006 2009
$1,200
$2,400
1.1
2.0
$41
$83
($ MMs)

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Performance expectations set for each role, with incentive pay based on:
— Individual sales (KPIs)
— Service levels (KDIs)
Managers evaluated, compensated on individual sales contribution and coaching effectiveness
Incentive compensation based on profitability of sales production, income growth, and service
Consistent
sales management
process
Sales reporting available by individual every day
Reporting: stack rankings, performance vs. job standards, tracking for incentive comp
Scorecards available for each employee – displaying rankings on all KPIs, highlighting strengths and pointing out focus areas
Individual
productivity
reporting
Elimination of non-value added activities to increase FTE capacity for sales
Re-engineer or automate for maximum sales effectiveness
Consolidate in areas outside of the Financial Center
Dedicated branch service personnel combined with improved back office support
Reduction of non-
sales activities in
banking centers
Consistent branded sales process across the footprint
Customer profiling and needs-based product sales tied to new brand
Better referral experience, personal introductions of customer to sales people
Structured follow-up calls, thank you letters
Tools to maximize sales effectiveness
Enhanced product offerings
Integrated with new brand promise
Enhanced marketing and campaign process
Consistent
branded sales
process
•
Split service and sales roles to maximize sales and service effectiveness
•
Clearly defined organizational structure and career progression plan
MANAGEMENT FOCUS
Role clarity
PERFORMANCE
THEME
Reengineering retail sales management

Fifth Third Bank

FIFTH THIRD BANK
Retail Bank
Unit Production & Balance
Daily Report 12/31/2007 to 12/31/2007
Week-To-Date
Month-To-Date
Qtr-To-Date
Year-To-Date

Fifth Third Bank
Home
HOME
METRICS

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Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Example: automated individual reporting
Phase I (Jan ‘07) report style
Report Highlights
•Present Key Performance Metrics (KPI’s) with daily,
WTD, MTD, QTD, YTD views
•Collect data supporting the KPI’s at employee level
plus rollups to bank center, affiliate, region and
Bancorp levels
•Enable stack ranking, forced quartile identification, and
performance rating assignment
Dashboard Highlights
•Key Performance Metrics presented in user-friendly
dashboard
•High-level rollup provides quick reference of
performance trending
•Drill-down functionality enables quick analysis into
problem areas
•Filter functionality enables viewing performance from
every perspective (e.g., Bancorp level, affiliate, branch,
individual level)
Phase II (2Q07) dashboard style

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Fifth Third: relative service performance
54%
29%
67%
68%
51%
58%
0%
20%
40%
60%
80%
100%
Overall
Satisfaction
Loyalty Problem
Incidence
2005
2006
45%
51%
36%
43%
27%
21%
Improvements have been made by addressing fundamental process issues
– but we are not where we need to be
2005-2006 Key Actions Implemented
Improvements to collection process
Reduced daily overdraft fees
Fee waiver guidelines
Recently implemented:
Call center transformation
improvements
New overdraft notices
Source : Gallup Customer Surveys: 3Q05/3Q06
Percentages within bars =
% of surveyed customers rating metric at target level
or experiencing a problem
Goal: 75
th
percentile

Fifth Third Bank

Goal 5% attrition improvement

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Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Customer experience opportunity
$63M of incremental net income through 2009 from
reducing retail customer attrition by 5%
Current Customer Experience
Current retail DDA attrition 16%
Advice level satisfaction 50%
Ineffective problem management
Fully Satisfied Customers
Are 1.7x more likely to remain at 5/3
Have 6.5% more accounts
Maintain larger balances (9% more)
These multiples will rise with
satisfaction improvement
$63MM
$7MM
$28MM
2007
2008
2009
Cumulative net income value
1%
4%
5%
One percent improvement in customer retention represents
$7 million net income improvement

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Fifth Third: building a better tomorrow
Balancing growth and profitability
Capitalizing on strengths and developing plans to
address areas of weakness
Communicating clearly with investors
Delivering on promises
Returning to above-par performance and shareholder
returns

Fifth Third Bank | All Rights Reserved | Citigroup | January 30, 2007
Cautionary statement
This report may contain forward-looking statements about the Registrant and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated the reunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated the reunder, that involve inherent risks and uncertainties.  This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Registrant and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,”
“trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,”
“could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment may reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions are inherently uncertain; (4) general economic conditions, either national or in the states in which the
Registrant, one or more acquired entities and/or the combined company do business, are less favorable than expected; (5)
political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect the Registrant, one or more acquired entities and/or the combined company or the businesses in which the Registrant, one or more acquired entities and/or the combined company are engaged; (8) difficulties in combining the operations of acquired entities; (9) our ability to maintain favorable ratings from rating agencies; and (10) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December
31, 2005, filed with the United States Securities and Exchange Commission (SEC).Copies of this filing are available at no cost on the SEC's Web site at www.sec.gov or on the Registrant's Web site at
www.53.com.
The Registrant undertakes no obligation to
release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.